EXHIBIT 10.51

AMENDMENT TO

PURCHASE OF INVENTORY AND REPURCHASE AGREEMENT

THIS AMENDMENT TO PURCHASE OF INVENTORY AND REPURCHASE AGREEMENT (“Amendment”) is entered into among Edison Nation, Inc. (“Edison Nation”), and Fergco Bros, LLC the undersigned parties and/or their nominees (“Purchaser - Assignee”):

WHEREAS, the parties entered into that certain Purchase of Inventory and Repurchase Agreement (“Agreement”) dated as of May 7, 2020;

WHEREAS, the pursuant to Section 3 of the Agreement, Edison Nation has the right to repurchase the inventory by May 15, 2020 and the parties hereto desire to extend the repurchase date to June 30, 2020;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree to the following terms of the Amendment.

1.	Section 3 to the Agreement is replaced with the following:

Repurchase of Inventory. Edison Nation has the right to repurchase the Inventory Purchaser - Assignor for $105,000 (the “Repurchase Price”) in whole or in periodic installments by June 30, 2020.

[SIGNATURE PAGES TO FOLLOW]

WHEREFORE each of the parties has accepted and agreed by affixing their respective authorized signatures below as of the date first above written.

EDISON NATION, INC.

By:	Brett Vroman, CFO

Fergco Bros, LLC

By:	Chris Ferguson
Title:	Authorized Agent